ANNUAL REPORT

Templeton Emerging
Markets Income Fund, Inc.

August 31, 1999

[FRANKLIN TEMPLETON LOGO]
PAGE


SHAREHOLDER LETTER

Your Fund's Goal: Templeton Emerging Markets Income Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.


Dear Shareholder:

We are pleased to bring you this annual report of Templeton Emerging Markets Income Fund for the 12 months ended August 31, 1999. During the reporting period, the devaluation of Russia's and Brazil's currencies, as well as anticipation of tightening U.S. monetary policy in the second half of 1999 contributed to considerable volatility in emerging debt markets. However, many of these markets recovered to post strong gains, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 30.47% during the period under review.(1) Debt instruments issued by the governments of Venezuela,

CONTENTS

Shareholder Letter ..................    1

Performance Summary .................    5

Important Notice to
Shareholders ........................    6

Year 2000 Readiness Update ..........    9

Financial Highlights &
Statement of investments ............   11

Financial Statements ................   15

Notes to Financial Statements .......   18

Independent Auditors' Report ........   20

Change in Independent Auditor .......   24

             [pyramid graph]

1. Source: Standard & Poor's Micropal(R). The unmanaged J.P. Morgan EMBI+ measures performance of external debt instruments in 14 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.
PAGE


Geographic Distribution
Based on Total Net Assets
8/31/99

[PIE CHART]


Latin American...............   67.9%
Asia.........................   16.7%
Europe.......................   10.9%
Short-Term Investments
 & Other Net Assets..........    4.5%


Russia, and Bulgaria were among the best performers, while Ecuadorian bonds were among the worst performers.

Within this environment, the Fund provided a one-year cumulative total return of 37.66% in market-price terms, and 35.16% in net asset value terms, as shown in the Performance Summary on page 5. The Fund maintained a quarterly distribution payment of 31 cents per quarter and offered an average dividend yield of 12.4%, based on the fiscal year average price of $10 per share.

The Fund's strong performance in the face of high market volatility can be attributed in large part to its holdings of Latin American bonds. During the period, issuer countries in this region demonstrated a commitment to policies of economic adjustment and improving credit quality. In particular, the governments of Mexico and Argentina implemented policies intended to protect their economies from the deterioration in global commodity prices. Although Argentina's economy suffered because of the country's fixed exchange rate, the Argentinean government was successful in obtaining private sector credit to help it meet its payment obligations. In our opinion, future economic growth in Latin America will depend on the outlook for global commodity prices, the main source of export revenue for the region. We therefore maintained the bulk of the Fund's assets in Latin America, slightly decreasing our exposure there from 71.3% to 67.9% of total net assets over the period.

The Fund also benefited from its increased exposure to Bulgaria, whose bond market performed well during the period under review. This weighting represented one of our largest portfolio changes, rising from 1.7% to 4.8% during the reporting period.

2
PAGE


With 94% of the Fund's assets invested in U.S. dollar-denominated bonds, it had very little exchange rate exposure at the end of the reporting period. Given recent market volatility, our focus has been on liquid instruments, namely sovereign eurobonds and Brady bonds, which represented 64.1% and 9.1%, of the Fund's net assets, respectively, as of August 31, 1999. Corporate eurobonds represented 22.2% of net assets, while the Fund's cash allocation was equivalent to 1.4%.

Looking forward, we believe global bond markets will continue to be influenced by rising U.S. interest rates. Although rising rates in the U.S. are usually bad for emerging market economies, forcing them to follow suit, we believe that because high interest rates already prevail in many emerging markets, the effect of higher U.S. rates could be less detrimental to emerging markets in the future than has previously been experienced. This, combined with floating exchange rates and historically low levels of inflation, could enable monetary authorities in countries such as Mexico and Brazil to reduce rates.

We will maintain our focus on bonds from countries that we believe are making progress on structural reform and adhering to prudent demand management policies. In our opinion, the underlying value of such securities may increase as a result of economic performance and improved creditworthiness of these countries. Although volatility could continue to affect countries with weak currencies, we are optimistic that many of them may be able to service their debt obligations through privatization and financial reform. Meanwhile, we will continue to follow a defensive credit and currency posture until we believe credit risk sensitivity and its volatility have stabilized.




  TOP 10 COUNTRIES REPRESENTED
  IN THE FUND
  8/31/99

                    % OF TOTAL
  COUNTRY           NET ASSETS

  Mexico                 22.8%
  Argentina              16.9%
  Brazil                 12.8%
  Turkey                  8.5%
  Venezuela               8.3%
  Bulgaria                4.8%
  Indonesia               4.3%
  Russia                  3.9%
  Philippines             3.8%
  Ecuador                 3.4%



                                                                              3
PAGE


Of course, investments in foreign securities involve special risks, such as market and currency volatility, and adverse economic, social, and political developments in the countries where the Fund invests. Emerging markets securities involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections.

This discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,





Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.

4
PAGE


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION


                          CHANGE            8/31/99    8/31/98
Net Asset Value            +$1.90            $11.36     $9.46

Market Price (NYSE)      +$1.1825           $9.9375    $8.125


                         DISTRIBUTIONS     (9/1/98 - 8/31/99)
Dividend Income          $1.2400


PERFORMANCE

                                                        INCEPTION
                                   1-YEAR     5-YEAR    (9/23/93)
Cumulative Total Return(1)
   Based on change in
   Net asset value                 35.16%     54.67%     47.62%
   Based on change in
   Market price                    37.66%     32.35%     19.50%
Average Annual Total Return (2)
   Based on change in
   Net asset value                 35.16%      9.11%      6.78%
   Based on change in
   Market price                    37.66%      5.76%      3.05%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total return. Without these reductions, total return would have been lower.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                               5
PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risks due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two-digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficul-

6
PAGE


ties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all


                                                                              7
PAGE


suppliers that they will be Year 2000 compliant on a timely basis. Resources is also developing a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long-distance voice and data lines are limited.

PORTFOLIO MANAGEMENT. Templeton Investment Counsel, Inc. (Investment Counsel), through its Templeton Global Bond Managers division (Global Bond Managers), is the Fund's investment manager. Together, Investment Counsel and its affiliates manage over $222 billion in assets. Since January 1999, a team from Global Bond Managers is responsible for the day-to-day management of the Fund.

8
PAGE


FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99

WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our shareholders were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

                                                                               9
PAGE


Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

HOW DOES YEAR 2000 AFFECT OUR PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in issuers we believe are well-managed, with good prospects for the future. In our experience, such issuers are more likely to have sufficient Y2K programs in place.


Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of Franklin Resources, Inc. or its affiliates to the recipient.

10
PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                1999+        1998        1997        1996        1995
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $9.46      $14.33      $12.92      $11.52      $12.35
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................        1.26        1.22        1.18        1.24        1.33
 Net realized and unrealized gains (losses)................        1.88       (4.85)       1.47        1.40        (.92)
                                                               --------------------------------------------------------
Total from investment operations...........................        3.14       (3.63)       2.65        2.64         .41
                                                               --------------------------------------------------------
Distributions from net investment income...................       (1.24)      (1.24)      (1.24)      (1.24)      (1.24)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $11.36       $9.46      $14.33      $12.92      $11.52
                                                               ========================================================
Total Return
 Based on market value per share...........................      37.66%    (33.52)%      22.11%      23.73%     (4.28)%
 Based on net asset value per share........................      35.16%    (27.44)%      22.20%      24.31%       3.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $540,977    $450,329    $682,212    $614,951    $548,448
Ratios to average net assets:
 Expenses..................................................       1.18%       1.18%       1.19%       1.09%        .81%
 Expenses, excluding waiver and payments by affiliate......       1.18%       1.18%       1.19%       1.20%       1.28%
 Net investment income.....................................      11.30%       9.01%       8.62%      10.14%      11.79%
Portfolio turnover rate....................................      38.29%     122.92%     266.79%      77.90%      58.73%

+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              11
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 95.5%
ARGENTINA 16.9%
Bridas Corp., 12.50%, 11/15/99..............................    $ 12,600,000        $ 12,757,500
Republic of Argentina:
  9.25%, 2/23/01............................................      31,380,000          29,889,450
  8.75%, 5/09/02............................................      11,600,000          10,480,600
  11.00%, 10/09/06..........................................       6,575,000           6,085,984
  Reg S, 11.75%, 2/12/07....................................      13,180,000ARS       10,594,484
  11.375%, 1/30/17..........................................       9,400,000           8,295,500
  9.75%, 9/19/27............................................      16,900,000          13,171,438
                                                                                    ------------
                                                                                      91,274,956
                                                                                    ------------
BRAZIL 12.8%
Companhia Paranaense De Energia-Copel, 9.75%, 5/02/05.......       5,700,000           5,030,147
Globo Communicacoes Participacoes Ltd., 10.625%,12/05/08....       7,000,000           5,092,500
Republic of Brazil:
  11.625%, 4/15/04..........................................       6,800,000           6,155,700
  9.375%, 4/07/08...........................................      18,400,000          13,915,000
  L, FRN, 5.938%, 4/15/12...................................      18,275,000          10,508,125
  FRN, 8.00%, 4/15/14.......................................      12,729,813           7,743,588
  10.125%, 5/15/27..........................................      28,580,000          20,506,150
                                                                                    ------------
                                                                                      68,951,210
                                                                                    ------------
BULGARIA 4.8%
Republic of Bulgaria:
  FRN, 5.875%, 7/28/11......................................      28,830,000          19,874,825
  Series A, FRN, 5.875%, 7/28/24............................       9,290,000           6,270,750
                                                                                    ------------
                                                                                      26,145,575
                                                                                    ------------
COLOMBIA 1.5%
Republic of Colombia, 9.75%, 4/23/09........................       9,700,000           7,857,000
                                                                                    ------------
ECUADOR 3.4%
Republic of Ecuador:
  144A, 11.25%, 4/25/02.....................................       8,250,000           4,269,375
  Reg S, 11.25%, 4/25/02....................................      20,680,000          10,701,900
  FRN, 6.00%, 2/28/25.......................................       9,350,000           3,307,563
                                                                                    ------------
                                                                                      18,278,838
                                                                                    ------------
INDIA .1%
+Essar Steel Ltd.:
  144A, FRN, 7.635%, 7/20/99................................         475,000             213,750
  Reg S, FRN, 7.635%, 7/20/99...............................         495,000             222,750
                                                                                    ------------
                                                                                         436,500
                                                                                    ------------
INDONESIA 4.3%
*PT Astra International, wts., 12/31/03.....................       5,786,583             904,743
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......      16,375,000          10,070,625
PT Indah Kiat Pulp & Paper Corp., 144A, 8.875%, 11/01/00....       4,840,000           4,356,000

 12
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA (CONT.)
+PT Inti Indorayon Utama, 9.125%, 10/15/00..................    $  6,830,000        $  1,468,450
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........       8,000,000           6,560,000
                                                                                    ------------
                                                                                      23,359,818
                                                                                    ------------
JAMAICA 1.0%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............       5,650,000           5,367,500
                                                                                    ------------
MEXICO 22.8%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................       3,500,000           3,412,500
Bepensa SA, 144A, 9.75%, 9/30/04............................       7,060,000           6,053,950
Cemex SA, 144A, 10.75%, 7/15/00.............................       6,440,000           6,592,950
Nacional Financiera Sociedad Nacional de Credito, 144A,
  9.75%, 3/12/02............................................       5,850,000           5,946,525
Petroleos Mexicanos, 144A, 9.375%, 12/02/08.................       5,280,000           5,412,000
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....       7,277,000           5,239,440
United Mexican States:
  9.75%, 2/06/01............................................       8,230,000           8,581,833
  9.875%, 1/15/07...........................................      19,880,000          19,949,580
  8.625%, 3/12/08...........................................      22,575,000          20,910,094
  11.375%, 9/15/16..........................................      32,020,000          33,444,890
  11.50%, 5/15/26...........................................       7,280,000           7,947,940
                                                                                    ------------
                                                                                     123,491,702
                                                                                    ------------
NETHERLANDS .7%
Astra Overseas Finance NV:
  FRN, 6.294%, 12/31/01.....................................         923,000             696,865
  FRN, 6.294%, 6/30/05......................................       3,113,000           1,852,235
  FRN, zero coupon, 6/30/06.................................       4,036,000           1,230,980
                                                                                    ------------
                                                                                       3,780,080
                                                                                    ------------
PERU .2%
Republic of Peru, FRN, 4.50%, 3/07/17.......................       2,130,000           1,243,388
                                                                                    ------------
PHILIPPINES 3.8%
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................       5,500,000           5,600,887
  9.25%, 6/30/06............................................       5,080,000           4,781,550
Republic of Philippines, 8.75%, 10/07/16....................       5,450,000           4,977,213
Subic Power Corp., 144A, 9.50%, 12/28/08....................       5,962,069           5,351,792
                                                                                    ------------
                                                                                      20,711,442
                                                                                    ------------
POLAND 1.5%
Poland Communications Inc., 9.875%, 11/01/03................       8,190,000           8,149,050
                                                                                    ------------
RUSSIA 3.9%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................      20,050,000           9,674,125
  Reg S, 10.00%, 6/26/07....................................      21,615,000          10,429,234

                                                                              13
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
+Vnesheconombank:
  FRN, 5.969%, 12/15/15.....................................    $  6,342,340        $    945,326
  FRN, 6.063%, 12/15/20.....................................       2,500,000             278,125
                                                                                    ------------
                                                                                      21,326,810
                                                                                    ------------
TRINIDAD AND TOBAGO 1.0%
SEI Holdings IX Inc.:
  11.00%, 11/30/00..........................................         380,000             380,000
  144A, 11.00%, 11/30/00....................................       5,210,000           5,210,000
                                                                                    ------------
                                                                                       5,590,000
                                                                                    ------------
TURKEY 8.5%
Cellco Finance NV:
  144A, 15.00%, 8/01/05.....................................       9,450,000           9,905,018
  Reg S, 15.00%, 8/01/05....................................       1,000,000           1,048,150
Pera Financial Services:
  144A, 9.375%, 10/15/02....................................       8,950,000           7,965,500
  Reg S, 9.375%, 10/15/02...................................       1,100,000             979,000
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................       7,450,000           6,956,460
  Reg S, 9.875%, 2/23/05....................................       3,600,000           3,361,511
  144A, 10.00%, 9/19/07.....................................      17,450,000          15,958,025
                                                                                    ------------
                                                                                      46,173,664
                                                                                    ------------
VENEZUELA 8.3%
Republic of Venezeula:
  144A, 9.125%, 6/18/07.....................................       7,200,000           5,310,000
  Reg S, 9.125%, 6/18/07....................................      10,050,000           7,411,875
  9.25%, 9/15/27............................................      52,989,000          32,058,345
                                                                                    ------------
                                                                                      44,780,220
                                                                                    ------------
TOTAL LONG TERM SECURITIES (COST $627,492,397)..............                         516,917,753
SHORT TERM INVESTMENTS (COST $7,571,000) 1.4%
Chase Securities Inc, 5.50%, 9/01/99, Time Deposit..........       7,571,000           7,571,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $635,063,397) 96.9%.................                         524,488,753
OTHER ASSETS, LESS LIABILITIES 3.1%.........................                          16,488,375
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $540,977,128
                                                                                    ============

CURRENCY ABBREVIATION:

ARS -- Argentine Peso

*Non income producing securities.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
                       See Notes to Financial Statements.
 14
PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost $635,063,397)....    $ 524,488,753
 Interest receivable........................................       17,405,043
                                                                -------------
      Total assets..........................................      541,893,796
                                                                -------------
Liabilities:
 Payable to affiliates......................................          455,082
 Funds advanced by custodian................................          177,603
 Accrued expenses...........................................          283,983
                                                                -------------
      Total liabilities.....................................          916,668
                                                                -------------
Net assets, at value........................................    $ 540,977,128
                                                                =============
Net assets consist of:
 Undistributed net investment income........................    $  11,558,025
 Net unrealized depreciation................................     (110,574,627)
 Accumulated net realized loss..............................      (24,945,237)
 Capital shares.............................................      664,938,967
                                                                -------------
Net assets, at value........................................    $ 540,977,128
                                                                =============
Net asset value per share ($540,977,128 / 47,605,757 shares
  outstanding)..............................................           $11.36
                                                                =============

                       See Notes to Financial Statements.
                                                                              15
PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment Income:
 (net of foreign taxes of $1,392)...........................                   $ 66,015,016
Expenses:
 Management fees (Note 3)...................................    $ 4,497,579
 Administrative fees (Note 3)...............................        793,690
 Transfer agent fees........................................        594,800
 Custodian fees.............................................         54,500
 Reports to shareholders....................................        128,600
 Registration and filing fees...............................         65,500
 Professional fees..........................................         57,400
 Directors' fees and expenses...............................         36,100
 Other......................................................          3,888
                                                                -----------
      Total expenses........................................                      6,232,057
                                                                               ------------
            Net investment income...........................                     59,782,959
                                                                               ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................    (17,001,799)
  Foreign currency transactions.............................        (11,941)
                                                                -----------
      Net realized loss.....................................                    (17,013,740)
 Net unrealized appreciation on:
  Investments...............................................    106,909,666
  Translation of assets and liabilities denominated in
    foreign currencies......................................             30
                                                                -----------
Net unrealized appreciation.................................                    106,909,696
                                                                               ------------
Net realized and unrealized gain............................                     89,895,956
                                                                               ------------
Net increase in net assets resulting from operations........                   $149,678,915
                                                                               ============

                       See Notes to Financial Statements.
 16
PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                    1999               1998
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 59,782,959       $  57,861,246
  Net realized gain (loss) from investments and foreign
   currency transactions....................................     (17,013,740)         13,595,331
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     106,909,696        (244,307,590)
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     149,678,915        (172,851,013)

 Distributions to shareholders from net investment income...     (59,031,139)        (59,031,139)
                                                                --------------------------------
    Net increase (decrease) in net assets...................      90,647,776        (231,882,152)

Net assets:
 Beginning of year..........................................     450,329,352         682,211,504
                                                                --------------------------------
 End of year................................................    $540,977,128       $ 450,329,352
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $ 11,558,025       $   8,455,421
                                                                ================================

                       See Notes to Financial Statements.
                                                                              17
PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

 18
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

At August 31, 1999, there were 100,000,000 shares authorized ($.01 par value). During the years ended August 31, 1999 and 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber Group Inc. equal, on an annual basis to 0.10% of the average daily assets of the Fund.

4. INCOME TAXES

At August 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $643,517,780 was as follows:

Unrealized appreciation.....................................  $   1,716,453
Unrealized depreciation.....................................   (120,745,480)
                                                              -------------
Net unrealized depreciation.................................  $(119,029,027)
                                                              =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of securities.

At August 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of $14,500,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

At August 31, 1999, the Fund had tax basis capital losses of $1,900,000 which may be carried over to offset future capital gains. Such losses expire August 31, 2007.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $193,767,401 and $194,812,422, respectively.

                                                                              19
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Income Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

 20
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  42,147,197        88.53%           863,226         1.82%
TERM EXPIRING 2002:
--------------
Harris J. Ashton............................................  42,175,700        88.59%           834,723         1.76%
Nicholas F. Brady...........................................  42,192,241        88.63%           818,182         1.72%
S. Joseph Fortunato.........................................  42,159,453        88.56%           850,970         1.79%
Edith E. Holiday............................................  42,162,604        88.57%           847,819         1.78%
Constantine D. Tseretopoulos................................  42,111,515        88.46%           898,908         1.89%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                      % OF                    % OF                      % OF
            OUTSTANDING               OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES       AGAINST      SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
---------------------------------------------------------------------------------------------------
42,190,084    88.62%        379,542      0.80%      440,797      0.93%         --           --

*Harmon E. Burns, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              21
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 22
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS"). Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              23
PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

 24

PAGE

ANNUAL REPORT

TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



TLTEI A99 10/99                                 [LOGO] Printed on recycled paper